                ================================================

                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                                     of the
                        Securities Exchange Act of 1934

Filed by the Registrant                        [ X ]
Filed by a Party other than the Registrant     [   ]

Check the appropriate box:

  [   ] Preliminary Proxy Statement
  [ X ] Definitive Proxy Statement
  [   ] Definitive Additional Materials
  [   ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                        CHURCH LOANS & INVESTMENTS TRUST
                        --------------------------------
                (Name of Registrant as Specified In Its Charter)

                        CHURCH LOANS & INVESTMENTS TRUST
                        --------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

  [ X ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

  [   ] $500 per each party to the  controversy  pursuant to  Exchange  Act Rule
        14a-6(i)(3).

  [   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)  Title of each class of securities to which transaction applies:
            ___________________________________________________________
        2)  Aggregate number of securities to which transaction applies:
            ___________________________________________________________
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
            ___________________________________________________________
        4)  Proposed maximum aggregate value of transaction:
            ___________________________________________________________

     * Set forth the amount on which the filing fee is calculated and state how it was determined.

  [   ] Check box if any part of the fee is offset as provided  by Exchange  Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:
            ___________________________________________________________
        2) Form, Schedule or Registration Statement No.:
            ___________________________________________________________
        3) Filing Party:
            ___________________________________________________________
        4) Date filed:
            ___________________________________________________________

                ================================================

                            NOTICE OF ANNUAL MEETING
                                       of
                                  SHAREHOLDERS
                                   To Be Held
                                 July 21, 1995
                ================================================

To the Shareholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Church Loans & Investment Trust (the "Trust"), will be held at the Centennial Room, First National Bank, Amarillo, Texas on July 21, 1995 at 7:00 p.m., for the following purposes:

     (1)       For the election of Trust Managers of the Trust;

     (2) To ratify the selection by the Board of Trust Managers of CLIFTON, GUNDERSON & CO. as the independent public auditors of the Trust; and

     (3) Transact any other business which may properly be brought before the meeting.

All of the above matters are more fully described in the accompanying Proxy Statement.

The Board of Trust Managers of the Trust has designated the close of business on March 31, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at this annual meeting.

In order that your shares may be represented at this meeting and to insure a quorum, please sign and return the enclosed Proxy promptly. A return addressed envelope, which requires no postage, is enclosed. In the event you are able to attend in person, at your request, the Proxy will be cancelled.

DATED: June 28, 1995
                                         By Order of the Board of Trust Managers

                                                 /S/ Larry G. Brown
                                                 ------------------
                                                     Larry G. Brown,
                                                     Secretary

- --------------------------------------------------------------------------------
  IMPORTANT: Whether or not you plan to attend the meeting, you are requested to complete and promptly return the enclosed Proxy in the envelope which has been provided.
- --------------------------------------------------------------------------------

                ================================================
                                PROXY STATEMENT

                        CHURCH LOANS & INVESTMENTS TRUST
                     5305 I-40 West - Amarillo, Texas 79106
                ================================================

     The enclosed Proxy is solicited by the Board of Trust Managers of the Trust in connection with the 1995 Annual Meeting of Shareholders of the Trust to be held on Friday, July 21, 1995 at the time and place and for the purposes stated in the accompanying Notice of Annual Meeting of Shareholders. Such solicitation is being made by mail, and the Trust may also use its officers and regular employees to solicit Proxies from shareholders either in person or by telephone, telegraph or letter without extra compensation.

     Any Proxy given pursuant to such solicitation may be revoked by the Shareholder at any time prior to the voting of the Proxy.

     The entire cost of such solicitation, which represents the amount normally expended for a solicitation relating to an uncontested election of Trust Managers, will be borne by the Trust.

     This Proxy Statement and the accompanying Proxy are first being mailed to the shareholders on June 28, 1995. A copy of the Trust's annual report for 1995 accompanies this Proxy Statement.


     PRINCIPAL HOLDERS OF SHARES OF BENEFICIAL INTEREST IN THE TRUST

     Shareholders of record at the close of business on March 31, 1995 are entitled to notice of, and vote at the meeting. Each share of beneficial interest in the Trust outstanding on the record date is entitled to one vote. As of the close of business on March 31, 1995, there were 7,007,402 shares of beneficial interest in the Trust which were outstanding.

     The presence, in person or by proxy, of the holders of a majority of the total of the outstanding voting shares of beneficial interest in the Trust is necessary to constitute a quorum at the Annual Meeting. Approval of the proposals to be presented at the Annual Meeting will require the affirmative vote of a majority of the shares present at the meeting, in person or by proxy. Votes are manually counted and tabulated.

     Abstentions from voting will be included for purposes of determining whether the requisite number of affirmative votes are received on any matters submitted to the stockholders for vote and, accordingly, will have the same effect as a vote against such matters. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote, and will have no effect on the vote, in respect to that matter.

     The following table indicates the persons known by the Trust to own beneficially more than 5 percent of the shares of beneficial interest in the
Trust:
            Name and Address of   Amount of and Nature           Percent
              Beneficial Owner   of Beneficial Ownership         Of Class
       ------------------------------------------------------------------
             B. R. McMorries            354,057                   5.053%

     The following table indicates the shares of the Trust owned beneficially by the Trust Managers and Executive Officers, as a group:


 Name and Address of          Amount of and Nature                   Percent
  Beneficial Owner           of Beneficial Ownership                 of Class
- --------------------------------------------------------------------------------
All Trust Managers and Executive
Officers as a Group                476,287                            6.797%


                           ELECTION OF TRUST MANAGERS

     Seven Trust Managers are to be elected at this Annual Meeting, all to hold office until the next Annual Meeting and until their successors have been duly elected. All of the nominees are presently Trust Managers of the Trust.

     The enclosed Proxy, unless authority to vote is withheld, will be voted for the selection of the nominees named herein as Trust Managers of the Trust. In the event any one or more of such nominees shall unexpectedly become unavailable for election, votes will be cast for such person or persons as may be designated by the Board of Trust Managers.

     The names of, and certain information with respect to, the persons nominated by the Board of Trust Managers for election as Trust Managers are as follows:

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Number of Shares in
                                                                                        Trust    Trust Beneficially  Percentage of
                                                                                       Manager       Owned as of       Outstanding
                Name, Age & Principal Occupation                                        Since      March 31, 1995    Shares in Trust
- ------------------------------------------------------------------------------------------------------------------------------------
B. R. McMorries, age 68, is a consulting engineer
(Chairman of the Board of Trust Managers) ...................................            1963            354,057             5.053%

Foy W. Shackelford, age 80, is a retired dentist
(Vice-Chairman of the Board of Trust Managers) ..............................            1963             22,909             0.327%

Everett B. Blanton, Jr., age 73, is a retired dentist .......................            1963              2,602             0.037%

Larry Brown, age 52, is the president of Larry
Brown Realtors, Inc. (Secretary of the Board of
Trust Managers) .............................................................            1981             27,254             0.389%

Jack R. Vincent, age 65, is engaged in farming
and ranching ................................................................            1989              5,564             0.079%

Robert E. Martin, age 45, is the president/CEO of
Santa Fe Federal Credit Union ...............................................            1990              3,012             0.043%

Steve Rogers, age 47, is the president of Steve
Rogers Co., a real estate appraisal firm ....................................            1990              1,300             0.019%
                                                                                                                             -----

                                      -4-

     All of the Trust Managers of the Trust as a group beneficially own 416,698 shares or 5.947% of all outstanding shares of beneficial interest in the Trust.

     During the year ended March 31, 1995, the Board of Trust Managers of the Trust met on a total of twelve occasions. All of these occasions were for regular monthly meetings. All Trust Managers attended 75% or more of the aggregate of the meetings of the Board of Trust Managers.

     The Trust has an Audit Committee which consists of Messers Shackelford, McMorries, Blanton and Martin. This committee, which met twelve times during the Trust's last fiscal year, is primarily responsible for reviewing the activities of the Trust's independent auditors; reviewing and evaluating recommendations of the auditors; recommending areas of review to the Trust management; and reviewing and evaluating the Trust's accounting policies, reporting practices and internal controls.

     The Trust has no nominating or compensation committees of the Board of Trust Managers.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

     The following table sets forth certain information regarding compensation paid during each of the Trust's last three fiscal years to the Trust's Manager of Operations (CEO). The Trust has no other executive officers whose salary, bonuses and other compensation earned during fiscal 1995 exceeded $100,000 for services rendered in all capacities.
                                                Annual Compensation
                                      ----------------------------------------
                                      Fiscal                      Other Annual
    Name and Principal Position        Year    Salary    Bonus    Compensation
- -----------------------------------   ------  -------    -----    ------------
CEO - M. Kelly Archer                  1995   112,200      0         6,050
      Manager Of Operations            1994   105,800      0         5,516
                                       1993    96,733      0         4,893


Trust Managers' Compensation

     The Board of Trust Managers of the Trust were paid $37,700 in cash as a group during the last fiscal year for services as Trust Managers. The Chairman of the Board of Trust Managers, B. R. McMorries, is paid $400.00 per month for serving in such capacity. The remaining members of the Board of Trust Managers are paid $200.00 per month for serving as a member of the board. All Trust Mangers are paid an additional $100.00 per board or committee meeting attended.

     The members of the Board of Trust Managers of the Trust are not otherwise employed or compensated by the Trust.

Trust Managers Ratification of Selection of Auditors

     The Board of Trust Managers has selected Clifton, Gunderson & Co., independent certified public accountants, as the auditors of the financial statements of the Trust for the fiscal year ending March 31, 1996. At the meeting the shareholders will vote upon a proposal to ratify the selection of this firm as auditors. No member of such firm, or any associate thereof, has any financial interest in the Trust. A member of such firm will be present at the meeting and will be given the opportunity to make a statement and to answer any questions any shareholder may have with respect to the financial statements of the Trust for the fiscal year ended March 31, 1995.

     The Trust's auditors were KPMG Peat Marwick. As of June 1, 1995, KPMG Peat Marwick sold its Amarillo, Texas office to Clifton, Gunderson & Co. Therefore, on June 14, 1995 the Trust dismissed KPMG Peat Marwick as the Trust's independent auditors. The decision to change accountants was approved by the Board of Trust Managers. The KPMG Peat Marwick report on the financial statements for the past two fiscal years did not contain any adverse opinion, disclaimer of opinion, nor any qualification or modification as to uncertainty, audit scope, or accounting principles. Furthermore, there were no disagreements with KPMG Peat Marwick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement in regard to the audits of the fiscal years ended March 31, 1994 and March 31, 1995.

     The Board of Trust Managers of the Trust recommends a vote FOR the ratification of the selection of Clifton, Gunderson & Co., as auditors for the current fiscal year. All Proxies solicited by the Board of Trust Managers will be voted in accordance with the specifications on the form of the Proxy. Where no specification is made, Proxies will be voted FOR the ratification of the selection of Clifton, Gunderson & Co. as auditors of the Trust for the current fiscal year.

Certain Transactions

     The Trust issues a limited number of "Master Notes" which are unsecured debt instruments of the Trust. The Trust pays the obligee of such notes interest at the rate of one percent per annum (1%) less than the prime lending rate of Boatmen's First National Bank of Amarillo, the Trust's primary lender. As of March 31, 1995, the Trust had entered into Master Note Agreements with McMorries Trust, a trust established by and for the benefit of B. R. McMorries, Chairman of the Board of Trust Managers, in the amount of $260,728; with Foy W. Shackelford, Vice-Chairman of the Board of Trust Managers, in the amount of $188,912; and Larry Brown, Secretary of the Board of Trust Managers, in the amount of $2,702. The terms of such Master Notes are the same as Master Notes entered into with other unrelated persons, except as to the amounts thereof.

Shareholder's Proposals

     Any proposal which a shareholder expects to present at the next annual meeting to be held in 1996 must be received at the Trust's principal executive office shown on the first page of this proxy statement not later than February 19, 1996 in order to be included in the proxy material for the 1996 meeting.

Compliance With Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Company's officers and directors and persons who own more than ten percent (10%) of the Trust's outstanding shares of beneficial interest, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Additionally, Item 405 of Regulation S-B under the Act requires the Trust to identify in its proxy statement those individuals for whom such reports were not filed on a timely basis.

     Based upon information provided to the Trust by individual Trust Managers and Executive Officers, the Trust believes that during the preceding fiscal year the Trust Managers and Executive Officers have complied with all such applicable filing requirements.

Other Matters

     The Board of Trust Managers has no knowledge of any other matters which may come before the meeting and does not intend to present any other matters. However, if any other matter shall properly come before the meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their best judgment.
                                         By Order of the Board of Trust Managers

                                                 /S/ Larry G. Brown
                                                 ------------------
                                                     Larry G. Brown,
                                                     Secretary

                ================================================
                            PROXY FOR ANNUAL MEETING
                         OF SHAREHOLDERS, JULY 21, 1995
                ================================================

The undersigned hereby appoints B.R. McMorries and Foy W. Shackelford, and either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of beneficial interest in Church Loans & Investments Trust which the undersigned is entitled to vote at the annual meeting of shareholders of the Trust to be held on July 21, 1995 and at any and all adjournments thereof.

     1.  Election of Trust Managers.

         Nominees:B.R. McMorries,  Foy W. Shackelford,  Everett B. Blanton, Jr.,
                  Larry Brown,  Jack R. Vincent,  Robert E. Martin   and   Steve
                  Rogers.

              [   ] For all nominees  listed  above;  except vote  withheld
                     from the following nominees (if any).

              [   ] Withhold authority to vote for all nominees listed above.

         List exceptions here___________________________________________________

     2. Proposal to approve the appointment of Clifton, Gunderson & Co. as independent public auditors for the fiscal year ending March 31, 1996.

         [   ] Approval             [   ] Disapproval         [   ] Abstain

     3. In their discretion, on such matters as may properly come before the meeting.

         [   ] Approval             [   ] Disapproval         [   ] Abstain

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUST MANAGERS AND WILL BE VOTED AS DESCRIBED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

The undersigned acknowledges receipt with this proxy of a copy of the notice of annual meeting of shareholders and proxy statement dated June 21, 1995.

__________________________                         __________________________
(signature of shareholder)                         (signature of shareholder)

Dated _______________, 1995.

- --------------------------------------------------------------------------------

IMPORTANT: Please date this proxy and sign  exactly as your name or names appear thereon. If shares are held jointly, the administrators, trustees, guardians and others signing in a representative capacity, please give their full titles. Please sign and return in the prepaid envelope.
- --------------------------------------------------------------------------------